LORD ABBETT RESEARCH FUND

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large Cap Core Fund

Lord Abbett Small Cap Value Fund

Supplement dated February 2, 2009 to the

Prospectus dated April 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

Effective February 17, 2009, the following replaces the subsection titled “The Fund – Management – Investment Managers” in the Prospectus:

Portfolio Managers.  Each Fund is managed by an experienced portfolio manager or a team of portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.  The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Effective February 17, 2009, the following replaces the subsection titled “The Fund – Management – Small Cap Value Fund” in the Prospectus:

Small Cap Value Fund.  Gerard S.E. Heffernan, Jr., Partner and Director, is primarily responsible for the day-to-day management of the Fund.  Mr. Heffernan joined Lord Abbett in 1998 as a research analyst supporting the Fund.  He assumed the additional role as the portfolio manager for the firm’s micro cap value strategy with its inception in 1999. Mr. Heffernan has been the portfolio manager for the Fund since 2009.

Effective February 2, 2009, the following replaces the section titled “Information on the Availability of Small Cap Value Fund” in the Prospectus:

Small Cap Value Fund (all share classes) continues to be available for purchase by existing investors; however, the Fund is not available for purchase by new investors–other than as described below.  Investors should note, however, that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

Retirement and Benefit Plans (as defined [in the Prospectus]) currently offering shares of Small Cap Value Fund as an investment option may continue to permit new participants to purchase shares of the Fund.  New investors through certain existing Fee-Based Programs (as defined [in the Prospectus]) are permitted to invest in the Fund.  In addition, certain group annuity programs currently offering shares of Small Cap Value Fund as an investment option may continue to permit new program participants to purchase shares of the Fund, including in one case purchases of shares by IRA rollover accounts derived from such a program.  Such investments may be made for limited periods of time or indefinitely, depending on the program.

As described more fully in the Statement of Additional Information, the Fund is available through certain financial intermediaries that are identified in the Statement of Additional Information (“Specified Intermediaries”) in connection with purchases by Retirement and Benefit Plans that do not include the Fund among their available investment options as of the date of this

Supplement, provided that the Specified Intermediary has entered into special arrangement with the Fund and/or Lord Abbett Distributor LLC relating to the availability of such accounts.  In certain cases, the Fund also may accept new, non-Retirement and Benefit Plan investors through one or more programs available through a Specified Intermediary or one of its affiliates.

Please contact Lord Abbett Distributor LLC with any questions regarding eligibility to invest in the Fund.

Effective February 2, 2009, the following replaces “Your Investment – Sales Charges – Reducing Your Class A Front-End Sales Charge – Letter of Intention” in the Prospectus (for all classes except Class I shares):

•                  Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge.   The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention.  Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction.  Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention.  Shares purchased through reinvestment of dividends or distributions are not included.  Class F, R2, and R3 share holdings may not be combined for these purposes.

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